CAPITAL SECURITIES FUND

Class	S
Ticker Symbol(s)	PCSFX
Principal Funds, Inc. Summary Prospectus December 31, 2025
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/Prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus and Statement of Additional Information, both dated December 31, 2025, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Objective
The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
S
Management Fees	0.00%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.04%
Expense Reimbursement (1)	(0.04)%
Total Annual Fund Operating Expenses after Expense Reimbursement (2)	0.00%
(1) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses attributable to Class S shares by paying expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00%. It is expected that the expense limit will continue permanently (and, in any event, through December 30, 2026); however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit.
(2)The table reflects that Principal Global Investors, LLC ("PGI"), the investment advisor, is absorbing all expenses of the Fund. You should be aware, however, that the Fund is an integral part of "wrap-fee" programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the Fund. Participants in these programs pay a "wrap" fee to the sponsor of the program. You should carefully read the wrap-fee brochure provided to you by your sponsor or your registered investment advisor. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid to the registered investment advisor.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class S	$0	$0	$0	$0
1 of 5

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in capital securities. Capital securities include Tier 2 subordinated debt securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) and contingent convertible securities (“CoCos”), as well as preferred securities, including preferred stock and junior subordinated debt, issued by U.S. and non-U.S. corporations, financial institutions, and other issuers for purposes of satisfying regulatory capital requirements or obtaining rating agency credit. Capital securities may pay fixed-rate or adjustable-rate distributions and generally have a payment “preference” over common stock, but are junior to the issuer’s senior debt in a liquidation of the issuer’s assets.
CoCos are hybrid debt securities typically issued by banking institutions that have contractual equity conversion or principal write-down features that are triggered by regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised.
Tier 2 and preferred securities purchased by the Fund are issued by companies with senior debt rated at the time of purchase BBB- or higher by S&P Global Ratings (“S&P Global”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund may invest up to 100% of its assets in below-investment-grade (sometimes called “junk”) preferred securities, which are rated at the time of purchase Ba1 or lower by Moody’s and BB+ or lower by S&P Global. If the preferred security has been rated by only one of the rating agencies, that rating will determine the preferred security's rating; if the preferred security is rated differently by the rating agencies, the highest rating will be used; and if the preferred security has not been rated by either of the rating agencies, those selecting such investments will determine the preferred security's quality; provided, however, that the issuer of such below-investment-grade preferred securities has senior debt outstanding that is rated at the time of purchase BBB- or higher by S&P Global or Baa3 or higher by Moody’s. The Fund is not managed to a particular maturity or duration.
The Fund concentrates its investments (invests more than 25% of its net assets) in securities in one or more industries (i.e., banking, insurance, and commercial finance) within the U.S. and non-U.S. (foreign) financial services sector.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Capital Securities Risk. In addition to the risks associated with other types of preferred securities and fixed-income securities, investing in capital securities includes the risk that the value of securities may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates.
Contingent Convertible Securities Risk. In addition to the general risks associated with fixed-income securities and convertible securities, the risks of investing in contingent convertible securities (“CoCos”) include the risk that a CoCo may be written down, written off, or converted into an equity security when the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off, or convert a CoCo may result in the fund’s complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.
2 of 5

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as “junk bonds”) are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
•Financial Services. A fund concentrating in financial services companies may be more susceptible to adverse economic or regulatory occurrences affecting financial services companies. Financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Preferred Securities Risk. Because preferred securities have a lower priority claim on assets or earnings than senior bonds and other debt instruments in a company’s capital structure, they are subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to any stated maturity date.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Class S shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Performance does not reflect fees charged in the wrap-fee program.
3 of 5

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	12.13%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(12.72)%
Year-to-date return for Class S shares:	Q3 2025	7.04%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class S Return Before Taxes	12.15%	3.48%	4.97%
Class S Return After Taxes on Distributions	10.34%	1.87%	3.21%
Class S Return After Taxes on Distributions and Sale of Fund Shares	7.83%	2.27%	3.33%
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	(1.69)%	(1.96)%	0.15%
ICE BofA US All Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	9.61%	2.57%	4.51%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S shares only and would be different for the other share classes.
The Bloomberg Global Aggregate Index is the Fund's primary broad-based securities market index. The ICE BofA US All Capital Securities Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Investment Advisor
Principal Global Investors, LLC
Sub-Advisor and Portfolio Managers
Spectrum Asset Management, Inc. ("Spectrum")
•Fernando (“Fred”) Diaz (since 2014), Portfolio Manager
•Roberto Giangregorio (since 2014), Portfolio Manager
•L. Phillip Jacoby, IV (since 2014), Chief Investment Officer and Portfolio Manager
•Manu Krishnan (since 2014), Portfolio Manager
•Mark A. Lieb (since 2014), President and Chief Executive Officer
•Satomi Yarnell (since 2021), Portfolio Manager
Purchase and Sale of Fund Shares
Eligibility to invest in the Fund is limited to certain wrap-fee program accounts. Only wrap-fee program accounts as to which Spectrum and/or PGI have an agreement with the wrap-fee program’s sponsor (“Sponsor”) or the wrap account owner to provide investment advisory or sub-advisory services (either directly or by providing a model investment portfolio created and maintained by Spectrum and/or PGI to the Sponsor or one or more Sponsor-designated investment managers (“Eligible Wrap Accounts”)) are eligible to purchase shares of the Fund. References to Wrap Fee Advisor shall mean Spectrum and/or PGI in their role providing such services to Eligible Wrap Accounts.
4 of 5

A client agreement with the Sponsor to open an account in the Sponsor’s wrap-fee program typically may be obtained by contacting the Sponsor or your financial advisor. Purchase and sale decisions regarding Fund shares for your wrap-fee account ordinarily will be made by the Wrap Fee Advisor, the Sponsor, or a Sponsor-designated investment manager, depending on the particular wrap-fee program in which your wrap-fee account participates. If your wrap-fee account’s use of the Wrap Fee Advisor’s investment style is terminated by you, the Sponsor, or the Wrap Fee Advisor, your wrap-fee account will cease to be an Eligible Wrap Account, and you will be required to redeem all your shares of the Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption.
There are no minimum initial or subsequent investment requirements for Eligible Wrap Accounts. Eligible Wrap Accounts may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through its intermediary.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

5 of 5